xG Technology Announces Results for the Third Quarter of 2018

SARASOTA, FL—November 14, 2018 —xG Technology, Inc. (Nasdaq: XGTI, XGTIW), whose IMT and Vislink brands are recognized as the global leaders in live video communications in the broadcast, law enforcement and defense markets, announced today its results for the third quarter ended September 30, 2018. xG will hold a conference call to discuss third quarter results on Thursday, November 15, 2018 at 5:00 p.m. Eastern Time (details below).

“In the third quarter, we made significant progress toward our goal of reaching profitability,” said Roger Branton, CEO and co-founder of xG Technology. “Building on the plan we initiated in the second quarter, we substantially completed the difficult, but absolutely necessary steps required to complete our strategic transformation. These steps to right-size our business resulted in reductions in our revenues due to eliminating low-value sales, but better position us for stable growth and the ability to generate cash to adequately fund our operations. We are confident that, with the business now cost-justified across all operations, we have a sustainable base from which to grow the company.”

Third Quarter Financial Results

●	Revenues for the three and nine months ended September 30, 2018 were $8.3 million and $27.4 million compared to $10.1 million and $33.7 million in the corresponding periods in 2017.
●	Gross margins were 49.2% of revenue in the third quarter 2018, compared to 50.2% of revenue in the third quarter of 2017.
●	Net loss attributable to common shareholders was $2.2 million, or $(0.13) per share in the third quarter of 2018 compared to a net loss of $5.3 million, or $(0.42) per share in the third quarter of 2017. Net loss attributable to common shareholders was $11.9 million, or $(0.72) per share for the nine months ended September 30, 2018 compared to net income of $1.9 million, or $0.17 per share for the nine months ended September 30, 2017.
●	EBITDA (earnings before interest, taxes depreciation and amortization) was a negative $1.2 million and a negative $7.2 million for the three and nine months ended September 30, 2018, respectively.
●	Ended the third quarter 2018 with $1.2 million in cash compared to $2.8 million at December 31, 2017. The Company received an additional single $1 million deposit on October 5th not included in the third quarter balance.

Taking into account the cost reduction initiatives implemented in the third quarter of 2018, the Company reported the following Non-GAAP Third Quarter Results1:

●	Excluding stock option expense, one-time expenses and discontinued operations, xG reported an adjusted net loss of $519,000.
●	Excluding stock option expense, one-time expenses and discontinued operations xG reported an adjusted EBITDA income of $69,000 which includes a write-down of $119,000 in non-cash items related to inventory.

Third Quarter 2018 Key Business Highlights

●	Eliminated 65 full-time and contracted positions from the business, with salary and benefits savings totaling $7.3 million. Also removed $900,000 in non-labor costs from the business. Total completed labor and non-labor annual savings increased to $8.2 million from $7 million announced in the second quarter 2018.
●	Continue to track an additional $1.3 million in savings primarily related to further consolidation of facilities and severance payments.
●	Released a new product called the TSM-2020, is a key component of the IMT Vislink Airborne Video Downlink Solution. This solution is used by law enforcement to capture real-time high-definition video from airborne craft for immediate viewing by ground-based personnel in order to provide enhanced situational awareness.
●	Entered into a strategic partnership with Cogent Technologies that gives Vislink exclusive responsibility for sales of all Cogent products outside of China. Cogent is an well-established Asian brand focused on 4G portable transmission devices, bonded cellular solutions and wireless microwave transmission products.
●	Announced the launch of new satellite communications products that allow for mobile and rapid deployment worldwide for transmitting and receiving high-quality video in the field.
●	Announced that Vislink was selected as the Official Radio Frequency Broadcast Equipment Supplier to the Volvo Ocean Race event. This is a round-the-world yacht racing event that is considered one of the most grueling sporting challenges on the planet. Vislink’s extensive experience in transmitting video across large distances and in challenging conditions was the key factor in being selected to provide wireless video transmission equipment for the event.
●	Conducted the first public product display of IMT Vislink’s joint collaboration with Panasonic which paired IMT Vislink’s HCAM 4K camera system with Panasonic studio cameras. This partnership was originally announced back in Q2, and at the public unveiling IMT Vislink also introduced an upgrade to its wireless transmitter platform that delivers ultra-low latency, an important requirement for demanding live news and sports broadcast applications.

Mr. Branton concluded, “Looking ahead, our ongoing focus will be on achieving organic growth with profitability. We are confident that our businesses have the right products and technology to meet the growing need for on-demand live video content to be broadcast reliably and in superior resolution. This need cuts across all our key sports, entertainment, public safety, law enforcement and military markets, and we see considerable potential for future growth in these sectors.”

Financial Results Conference Call Details

xG management will hold a conference call to discuss its Q3 2018 results and provide a corporate update on Thursday, November 15, 2018 at 5:00 PM Eastern Time. To participate in the conference call, please call 1-866-987-9124 (toll free) or 1-409-217-8842 (international call-in) and ask to join the xG Technology call (conference ID 1833759). The call will also be simultaneously webcast at the following link: https://engage.vevent.com/rt/xgtechnologyinc_ao~1833759. For those who cannot participate in the call, an audio replay will be made available on xG’s website at http://www.xgtechnology.com/about-xg-technology/investor-information/.

¹NON-GAAP FINANCIAL MEASURES

We disclose non-GAAP financial measures as we believe they provide useful information on actual operating performance. Readers are cautioned that non-GAAP financial measures do not have any standardized meaning prescribed by U.S. GAAP and therefore may not be comparable to similar measures presented by other companies.

Non-GAAP gross margin excludes the impact of purchase price amortization on the step up of assets as a result of the bargain purchase gain and the impact of foreign exchange gains or losses.

Non-GAAP income (loss) from operations excludes the impact of purchase price amortization related to the Vislink acquisition, acquisition-related expenses and restructuring expenses.

We use the above-noted non-GAAP financial measures for planning purposes and to allow us to assess the performance of our business before including the impacts of the items noted above as they affect the comparability of our financial results. These non-GAAP measures are reviewed regularly by management and the Board of Directors as part of the ongoing internal assessment of our operating performance. Adjusted EBITDA is defined as net income (loss) plus purchase price amortization, acquisition-related expense, restructuring expense, depreciation and amortization, foreign exchange gains or losses and interest expense.

Adjusted EBITDA is a metric used by investors and analysts for valuation purposes and we believe that it is an important indicator of our operating performance.

About xG Technology, Inc.

xG Technology’s IMT and Vislink brands are recognized as the global leaders in live video communications and are trusted suppliers to tier-1 customers in broadcast/sports/entertainment, and law enforcement/public safety/defense markets. Their products are recognized for high levels of performance, reliability, build quality, extended operating ranges and compact form factors. In the broadcast, sports and entertainment sectors, IMT and Vislink provide high-definition communication links to reliably capture, transmit and manage live event footage. In the law enforcement, public safety & defense markets, IMT and Vislink provide secure video communications and mission-critical solutions to local, national and international agencies and organizations. More information can be found at www.imt-solutions.com and www.vislink.com.

Based in Sarasota, Florida, xG Technology has over 80 patents and pending patent applications. xG is a publicly traded company listed on the NASDAQ Capital Market (symbol: XGTI). More info: www.xgtechnology.com.

Cautionary Statement Regarding Forward Looking Statements

Statements contained herein that are not based upon current or historical fact are forward-looking in nature and constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements reflect the Company’s expectations about its future operating results, performance and opportunities that involve substantial risks and uncertainties. These statements include but are not limited to statements regarding the intended terms of the offering, closing of the offering and use of any proceeds from the offering. When used herein, the words “anticipate,” “believe,” “estimate,” “upcoming,” “plan,” “target”, “intend” and “expect” and similar expressions, as they relate to xG Technology, Inc., its subsidiaries, or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause the Company’s actual results, performance, prospects, and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements.

FOR MORE INFORMATION

xG Technology:

Daniel Carpini

941-953-9035

daniel.carpini@xgtechnology.com

Investor Relations:

John Marco/CORE IR

516-222-2560

johnm@coreir.com

xG TECHNOLOGY, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS EXCEPT PER SHARE DATA)

	September 30,	December 31,
	2018	2017
	(unaudited)
ASSETS
Current assets
Cash	$1,209	$2,799
Accounts receivable, net	5,238	8,337
Inventories, net	14,217	14,753
Prepaid expenses and other current assets	1,087	626
Total current assets	21,751	26,515
Property and equipment, net	2,448	3,237
Intangible assets, net	5,136	6,894
Total assets	$29,335	$36,646
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$7,077	$10,918
Accrued expenses	2,440	3,150
Convertible note payable	2,000	2,000
Convertible promissory notes	500	-
Due to related parties	586	998
Deferred revenue and customer deposits	1,963	634
Obligation under capital leases	-	18
Derivative liabilities	1,801	2,399
Total current liabilities	16,367	20,117
Convertible promissory notes, net of discount of $368 and $0, respectively	3,132	-
Long-term obligation under capital leases, net of current portion	-	30
Total liabilities	19,499	20,147
Commitments and contingencies
Stockholders’ equity
Preferred stock – $0.00001 par value per share: 10,000,000 shares authorized as of September 30, 2018 and December 31, 2017; 0 shares issued and outstanding as of September 30, 2018 and December 31, 2017	-	-
Common stock – $0.00001 par value per share, 100,000,000 shares authorized, 17,154,249 and 14,897,392 shares issued and 17,154,247 and 14,897,390 outstanding as of September 30, 2018 and December 31, 2017, respectively	-	-
Additional paid in capital	241,124	235,819
Accumulated other comprehensive income	305	354
Treasury stock, at cost – 2 shares at September 30, 2018 and December 31, 2017, respectively	(22)	(22)
Accumulated deficit	(231,571)	(219,652)
Total stockholders’ equity	9,836	16,499
Total liabilities and stockholders’ equity	$29,335	$36,646

The accompanying notes are an integral part of these condensed consolidated financial statements.

xG TECHNOLOGY, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND
COMPREHENSIVE (LOSS) INCOME
(IN THOUSANDS EXCEPT NET (LOSS) INCOME PER SHARE DATA)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017
Revenue	$8,325	$10,158	$27,482	$33,711
Cost of revenue and operating expenses
Cost of components and personnel	4,230	5,050	13,507	20,316
Inventory valuation adjustments	119	355	353	431
General and administrative expenses	4,718	6,359	16,578	19,348
Research and development expenses	1,286	2,758	6,653	7,143
Impairment charge	-	-	168	-
Amortization and depreciation	671	1,128	2,376	3,260
Total cost of revenue and operating expenses	11,024	15,650	39,635	50,498
Loss from operations	(2,699)	(5,492)	(12,153)	(16,787)
Other (expense) income
Changes in fair value of derivative liabilities	848	183	2,502	(7)
Gain on bargain purchase	-	-	-	15,530
Gain on debt and payables extinguishments	-	12	-	3,999
Other income (expense)	13	-	51	(250)
Interest expense, net	(369)	(50)	(2,319)	(581)
Total other income	492	145	234	18,691
Net (loss) income	$(2,207)	$(5,347)	$(11,919)	$1,904

Basic (loss) earnings per share	$(0.13)	$(0.42)	$(0.72)	$0.17

Diluted (loss) earnings per share	$(0.13)	$(0.42)	$(0.72)	$0.17

Weighted average number of shares outstanding:

Basic	16,916	12,845	16,573	11,290

Diluted	16,916	12,845	16,573	11,290

Comprehensive (loss) income:
Net (loss) income	$(2,207)	$(5,347)	$(11,919)	$1,904
Unrealized (loss) gain on currency translation adjustment	(23)	114	(49)	462

Comprehensive (loss) income	$(2,230)	$(5,233)	$(11,968)	$2,366

The accompanying notes are an integral part of these condensed consolidated financial statements.

Reconciliation of GAAP to Non-GAAP Results

Our financial statements are prepared in accordance with US GAAP on a basis consistent for all periods presented. In addition to results reported in accordance with US GAAP, we use non-GAAP financial measures as supplemental indicators of our operating performance. We disclose non-GAAP measures as we believe that these measures provide better information on actual operating results.

Readers are cautioned that non-GAAP financial measures do not have any standardized meaning prescribed by US GAAP and therefore may not be comparable to similar measures presented by other companies.

xG TECHNOLOGY, INC.

RECONCILIATION OF GAAP to NON-GAAP RESULTS
QUARTER ENDING SEPTEMBER 30, 2018

		Stock			Non
	GAAP	Option	One-Time	Discontinued	GAAP
In thousands of US$	Q3	Expense	Expenses	Operations	Q3
Revenue	$8,325			$(20)	$8,305
Gross margin	49.2%				49.1%

Cost of revenue and operating expenses
Cost of components and personnel	4,230				4,230
Inventory valuation adjustments	119				119
General and administrative expenses	4,718	(369)	(81)	(479)	3,789
Research and development expenses	1,286	(270)	-	(57)	959
Impairment charge
Amortization and depreciation	671	-	-	(194)	477
Total cost of revenue and operating expenses	11,024	(639)	(81)	(730)	9,574

Income (loss) from operations	(2,699)	639	81	710	(1,269)

Other income (expense)
Changes in fair value of derivative liabilities	848				848
Other expense	13				13
Interest expense	(369)	-	258	-	(111)
Total other income (expense)	(492)	-	258	-	750

Net income (loss)	$(2,207)	$639	$339	$710	$(519)

EBITDA	$(1,167)	$639	$81	$516	$69

xG TECHNOLOGY, INC.

RECONCILIATION OF GAAP to NON-GAAP RESULTS
NINE MONTHS ENDING SEPTEMBER 30, 2018

		Stock			Non
	GAAP	Option	One-Time	Discontinued	GAAP
In thousands of US$	YTD Q3	Expense	Expenses	Operations	YTD Q3
Revenue	$27,482			$(447)	$27,035
Gross margin	50.9%				50.3%

Cost of revenue and operating expenses
Cost of components and personnel	13,507			(84)	13,423
Inventory valuation adjustments	353			-	353
General and administrative expenses	16,579	(1,392)	(144)	(2,142)	12,901
Research and development expenses	6,653	(1,721)	-	(1,816)	3,116
Impairment charge	168	-	-	(168)	-
Amortization and depreciation	2,375	-	-	(868)	1,507
Total cost of revenue and operating expenses	39,635	(3,113)	(144)	(5,078)	31,300

Income (loss) from operations	(12,153)	3,113	144	4,631	(4,265)

Other income (expense)
Changes in fair value of derivative liabilities	2,502				2,502
Other expense	51				51
Interest expense	(2,319)	-	2,116	-	(203)
Total other income (expense)	(234)	-	2,116	-	2,350

Net income (loss)	$(11,919)	$3,113	$2,260	$4,631	$(1,915)

EBITDA	$(7,225)	$3,113	$144	$3,763	$(205)